                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  MAY 21, 2002
                                (DATE OF REPORT)

                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       PENNSYLVANIA                   1-11071                23-2668356
(STATE OR OTHER JURISDICTION      (COMMISSION FILE        (I.R.S. EMPLOYER
     OF INCORPORATION)                 NUMBER)           IDENTIFICATION NO.)

                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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UGI Corporation                                                         Form 8-K
Page 2                                                              May 21, 2002


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 21, 2002, UGI Corporation ("UGI") determined to dismiss its independent auditors, Arthur Andersen LLP ("Andersen"), and to appoint PricewaterhouseCoopers LLP ("PWC") as its new independent auditors. This determination followed UGI's decision to seek proposals from independent accountants to audit the consolidated financial statements of UGI and was approved by UGI's Board of Directors upon the recommendation of its Audit Committee. PWC will audit the consolidated financial statements of UGI for the fiscal year ending September 30, 2002.

         During the two most recent fiscal years of UGI ended September 30, 2001, and the subsequent interim period through May 21, 2002, there were no disagreements between UGI and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of UGI ended September 30, 2001 or within the subsequent interim period through May 21, 2002.

         The audit reports of Andersen on the consolidated financial statements of UGI as of and for the fiscal years ended September 30, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that the fiscal year 2001 report contained an explanatory paragraph indicating that AmeriGas Partners, L.P. changed its methods of accounting for tank installation costs and nonrefundable tank fees and UGI adopted the provisions of SFAS No.
133. UGI provided Andersen with a copy of the foregoing disclosures. A letter from Andersen, dated May 22, 2002, stating its agreement with such statements is attached hereto as Exhibit 16.

         During the two most recent fiscal years of UGI ended September 30, 2001, and the subsequent interim period through May 21, 2002, UGI did not consult PWC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on UGI's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and 304
(a)(2)(ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c)       Exhibits.

              Exhibit No.
                   16.     Letter of Arthur Andersen LLP regarding change in certifying accountant

                   99.     News release dated May 22, 2002

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UGI Corporation                                                         Form 8-K
Page 3                                                              May 21, 2002

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UGI CORPORATION
                                       (REGISTRANT)



                                       By: /s/   Anthony J. Mendicino
                                           -------------------------------------
                                               Anthony J. Mendicino
                                               Vice President-Finance and
                                                Chief Financial Officer

Date:  May 21, 2002
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UGI Corporation                                                         Form 8-K
Page 4                                                              May 21, 2002


                                  EXHIBIT INDEX

16.      Letter of Arthur Andersen LLP regarding change in certifying accountant

99.      News release dated May 22, 2002